SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
SUBSEQUENT EVENTS
Subsequent events

22.  SUBSEQUENT EVENTS

At-The-Market Sales – Subsequent to June 30, 2023, the Company issued 2,363,600 common shares in at-the-market offerings under prospectus supplement for gross proceeds of $1,633.

RSU and Option Grant – Subsequent to June 30, 2023, the Company granted 150,000 incentive stock options and 69,320 RSUs to a director. The stock options are exercisable for up to five years at a price of $1.12 per share and will be vested in stages over a 12-month period with no more than 1/4 of the options vesting in any three-month period from the date of the grant. The RSUs will be vested at the rate of 1/3 annually for a period of three years from the date of grant, until fully vested.